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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 13, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


          PENNSYLVANIA                                         25-1435979
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                            Identification No.)


                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

           Fourth Quarter and Full Year 1999 Financial Results

           On January 13, 2000, PNC Bank Corp. ("Corporation") reported results of operations for the three months and year ended December 31, 1999. A copy of the earnings press release issued by the Corporation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

           Financial information on the Corporation's businesses for the years ended December 31, 1999 and 1998, which reflects organizational and business changes made during 1999 as part of the Corporation's operating strategy, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.



                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    PNC BANK CORP.
                                                    (Registrant)


           Date: January 26, 2000               By: /s/ Robert L. Haunschild
                                                   -----------------------------
                                                    Robert L. Haunschild
                                                    Senior Vice President and
                                                      Chief Financial Officer




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                                  EXHIBIT INDEX


99.1 Earnings press release issued by the Corporation on January 13, 2000, with respect to results of operations for the three months and year ended December 31, 1999, filed herewith.

99.2 Business financial information for the years ended December 31, 1999 and 1998 filed herewith.




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